UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2024

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

This Amendment (this “Amendment”) to the Current Report on Form 8-K filed by Mitek Systems, Inc. (the “Company”) on April 15, 2024 (the “Original Form 8-K”) is being filed (A) to correct the following errors contained in the press release issued by the Company on April 15, 2024 announcing the Company's financial results for the first fiscal quarter ended December 31, 2023 and the preliminary financial results for the second fiscal quarter ended March 31, 2024: (1) the Company stated that one of the drivers of its negative cash flow from operations was the $4.6 million in cash paid for the final ID R&D earnout payment that should have instead been included as a driver of the decrease in its cash and investments balance at December 31, 2023; and (2) in the Conference Call Information section the Company stated that conference call was to discuss the Company's financial results for the fourth quarter and fiscal year ending September 30, 2023, that should have been that the conference call was to discuss the Company's financial results for the first quarter ending December 31, 2023 and (B) to furnish the transcript of its conference call held on April 15, 2024 for the reason described below in Item 2.02. A corrected copy of the Press Release is furnished as Exhibit 99.2 to this Amendment and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On April 15, 2024, Mitek Systems, Inc. (the “Company”, “we”, “us” and “our”) issued a press release announcing the Company’s financial results for the first fiscal quarter ended December 31, 2023 and the preliminary financial results for the second fiscal quarter ended March 31, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1. On April 15, 2024, the Company reissued its press release announcing the Company’s financial results for the first fiscal quarter ended December 31, 2023 and preliminary financial results for the second fiscal quarter ended March 31, 2024 to correct the following errors in its press release: (1) the Company stated that one of the drivers of its negative cash flow from operations was the $4.6 million in cash paid for the final ID R&D earnout payment that should have instead been included as a driver of the decrease in the Company’s cash and investments balance at December 31, 2023; and (2) in the Conference Call Information section the Company stated that the conference call was to discuss the Company’s financial results for the fourth quarter and fiscal year ending September 30, 2023, that should have been that the conference call was to discuss the Company’s financial results for the first quarter ending December 31, 2023. A copy of the Company’s corrected press release is furnished as Exhibit 99.2 to this Amendment and is incorporated herein by reference.
The Company’s independent auditor has not reviewed or audited the preliminary estimated financial results for the second fiscal quarter ended March 31, 2024. The Company’s actual results may differ materially from these preliminary financial results, and may be outside the estimated ranges. This preliminary financial data has been prepared by and is the responsibility of the Company. The Company has not fully completed its review of these preliminary financial results for the fiscal quarter ended March 31, 2024.
On April 15, 2024, the Company held a conference call discuss the Company's financial results for its fiscal 2024 first quarter ended December 31, 2023. The Company was unable to file the Original Form 8-K that furnished the press release announcing such results with the Securities and Exchange Commission (the “SEC”) prior to the commencement of the conference call. Accordingly, and in accordance with the rules of the SEC, the Company is furnishing a transcript of its conference call herewith as Exhibit 99.3 to this Current Report.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Mitek Systems, Inc. on April 15, 2024
99.2	Press Release issued by Mitek Systems, Inc. on April 15, 2024 (Corrected)
99.3	Transcript of Earnings Conference Call dated April 15, 2024
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

April 16, 2024	By:	/s/ Dave Lyle
Dave Lyle
Chief Financial Officer